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                                                                     EXHIBIT 4.1


                                    SPECIMEN

       COMMON STOCK             ROCKDALE NATIONAL               COMMON STOCK
         [NUMBER]                BANCSHARES, INC.                 [SHARES]


INCORPORATED UNDER THE LAWS OF                                 SEE REVERSE FOR
    THE STATE OF GEORGIA                                     CERTAIN DEFINITIONS


                                                             CUSIP   773058 10 2


THIS CERTIFIES THAT






IS THE OWNER OF:



              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK
        $1.00 PAR VALUE PER SHARE OF ROCKDALE NATIONAL BANCSHARES, INC.


The shares represented by this certificate are transferable only on the stock transfer books of the corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the corporation and any amendments thereto (copies of which are on file at the Corporation's principal office), to all of which provisions the holder by acceptance hereof, assents. The shares represented by this certificate are not insured by the FDIC or any other government agency.

     IN WITNESS WHEREOF, the duly authorized officers of this Corporation have hereunto subscribed their names and caused the corporate seal to be hereunto affixed.

Dated:

--------------------------     ROCKDALE NATIONAL      --------------------------
THE FASCIMILE SIGNATURE OF     BANCSHARES, INC.       THE FASCIMILE SIGNATURE OF
                                    [SEAL]

--------------------------                            --------------------------
      TO APPEAR HERE                                        TO APPEAR HERE
--------------------------                            --------------------------
                 SECRETARY                                             PRESIDENT
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                      ROCKDALE NATIONAL BANCSHARES, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM -  as tenants in common
          TEN ENT -  as tenants by the entireties
           JT TEN - as joint tenants with right of survivorship and not as tenants in common

          UNIF GIFT MIN ACT - _________________ Custodian ____________________
                                    (Cust)                       (Minor)

                                    under Uniform Gift to Minors Act

                                    __________________________________________
                                                      (State)

Additional abbreviations may also be used though not in the above list.


     For Value received, _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________ attorney to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated,_______________________  X _______________________________________________

                                 NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED:___________________________________________________________